Amendment 4 to the
Quality Assurance Agreement

This Amendment 4 (the “Amendment 4”) is made as of the date of the last signature (the “Effective Date”) by and between Bachem AG, an entity organized under the laws of Switzerland, with its principal place of business at Hauptstrasse 144, CH-4416 Bubendorf, Switzerland (“Bachem”), and Xeris Pharmaceuticals, lnc., an entity organized under the laws of Delaware, with its principal place of business at 180 North LaSalle St, Suite 1600, Chicago, lL 60601, USA ("Xeris").

PREAMBLE

WHEREAS,1Bachem and Xeris have entered into a Quality Assurance Agreement between the Parties effective as of November 20, 2015, an amendment 1 to the Quality Assurance Agreement dated October 31, 2016 (“Amendment 1”), an amendment 2 to the Quality Assurance Agreement dated January 26, 2017 (“Amendment 2”), and an amendment 3 to the Quality Assurance Agreement dated February 26, 2020 (“Amendment 3”), collectively comprising the “Quality Assurance Agreement”;
WHEREAS,2 Bachem and Xeris now mutually desire to amend, modify and restate certain terms and conditions of the Quality Assurance Agreement.
    NOW THEREFORE, the Parties hereto, intending to be legally bound, agree as follows:
1.DEFINITIONS
The capitalized terms used in this Amendment 4 shall have the meaning ascribed to such terms in the Quality Assurance Agreement, unless otherwise stated.

2.AMENDMENTS
The Parties agree that, as of the Effective Date, the Quality Assurance Agreement is amended as set forth in this Section 2.
2.1Section 3.3 of the Quality Assurance Agreement, “Notices to Xeris” shall be deleted in its entirety and replaced by the following:

“Section 3.3 Notices to Xeris. Any notice to Xeris shall be addressed to:
Xeris Pharmaceuticals, Inc.
180 N. Lasalle Street, Suite 1600, Chicago, IL 60601
[***]”

2.2Section 12.7 of the Quality Assurance Agreement, “Number of Copies” shall be deleted in its entirety and replaced by the following:

“Section 12.7 Number of copies and electronic signatures. This Quality Agreement may be entered into any number of counterparts, each of which when signed (whether in original or electronic form) and delivered shall constitute one single agreement between the Parties hereto. As an alternative to handwritten signatures on a hardcopy, electronic signatures of duly authorized representatives of the Parties shall have the full force and effect of an original signature. In case this Quality Agreement is signed electronically (e.g. with DocuSign), only the electronic version of this document is valid. Each printout is for reference only.”
3.MISCELLANEOUS

3.1.In the event of any conflict between the terms of this Amendment 4 and the terms of the
Quality Assurance Agreement, the terms of this Amendment 4 shall prevail.

3.2.Except as expressly modified by this Amendment 4, the terms and provisions of the Quality
Assurance Agreement remain and shall remain in full force and effect.

3.3 The terms of Article 12 (Miscellaneous) of the Quality Assurance Agreement shall apply to this Amendment 4 directly as if incorporated herein.

IN WITNESS WHEREOF, the Parties have caused this Amendment 4 to the Quality Assurance Agreement to be duly executed by their authorized representatives on the Effective Date.

Bubendorf, _______________________
Bachem AG

By: /s/ Christopher Schuhr	5/5/2021	By: /s/ Jan van Bebber	5/4/2021
Dr, Christopher Schuhr		Dr. Jan van Bebber
Vice President QA/RA		Director QA

Chicago, IL USA, _______________________
Xeris Pharmaceuticals, lnc.

By: /s/ Sheila Moran	5/5/2021
Sheila Moran
Function: Vice President, Quality